Exhibit 99.1

BENEFICIAL MUTUAL BANCORP SHAREHOLDER PRESENTATION MAY 15, 2014

SAFE HARBOR STATEMENT THIS PRESENTATION MAY CONTAIN PROJECTIONS AND OTHER “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE STATEMENTS ARE NOT HISTORICAL FACTS, RATHER STATEMENTS BASED ON THE CURRENT EXPECTATIONS OF BENEFICIAL MUTUAL BANCORP, INC. (THE “COMPANY”) REGARDING ITS BUSINESS STRATEGIES, INTENDED RESULTS AND FUTURE PERFORMANCE. FORWARD-LOOKING STATEMENTS ARE PRECEDED BY TERMS SUCH AS “EXPECTS,” “BELIEVES,” “ANTICIPATES,” “INTENDS” AND SIMILAR EXPRESSIONS. MANAGEMENT’S ABILITY TO PREDICT RESULTS OR THE EFFECT OF FUTURE PLANS OR STRATEGIES IS INHERENTLY UNCERTAIN. FACTORS THAT COULD AFFECT ACTUAL RESULTS INCLUDE INTEREST RATE TRENDS, THE GENERAL ECONOMIC CLIMATE IN THE MARKET AREA IN WHICH THE COMPANY OPERATES, AS WELL AS NATIONWIDE, THE COMPANY’S ABILITY TO 2 CONTROL COSTS AND EXPENSES, COMPETITIVE PRODUCTS AND PRICING, LOAN DELINQUENCY RATES, CHANGES IN FEDERAL AND STATE LEGISLATION AND REGULATION AND OTHER FACTORS THAT MAY BE DESCRIBED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORTS ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q AND OTHER REQUIRED FILINGS. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD-LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS. THIS PRESENTATION INCLUDES INTERIM AND UNAUDITED FINANCIALS, WHICH ARE SUBJECT TO FURTHER REVIEW BY THE COMPANY’S INDEPENDENT ACCOUNTANTS.

PRESENTATION TOPICS • OUR MARKET • CURRENT FOCUS • 2013 FINANCIAL HIGHLIGHTS 3 • OTHER MATTERS

COMPANY SNAPSHOT ($ in millions) 12/31/2013 Assets $4,583 Deposits $3,660 Equity $615 4 • Founded in 1853 • Oldest and largest bank headquartered in Philadelphia • #7 Deposit Market Share in Philadelphia/Southern New Jersey • 3rd largest publicly traded mutual holding company by Assets and Market Capitalization Branches 60 TCE/TA 10.89%

LARGEST INDEPENDENT PHILADELPHIA BANK ($ in thousands) Total Number of Deposits in Market Rank Bank Branches Market Share 1 191 $25,933,561 19.27% 2 148 $19,373,675 14.39% 3 170 $16,468,437 12.23% 4 143 $14,299,970 10.62% 5 Sources: SNL Financial LC 5 91 $7,744,603 5.75% 6 67 $4,047,949 3.01% 7 60 $3,777,354 2.81% 8 66 $3,509,894 2.61% 9 10 $2,463,184 1.83% 10 52 $2,147,697 1.60%

OUR MARKET - GREATER PHILADELPHIA AREA Opportunity for Growth Both Organically and through Acquisitions in the Attractive Philadelphia Metro Area • 6th largest metropolitan region in the U.S. • 66 colleges and universities Population 6.0 million Median Household Income $59,198 Projected 5-Year Household Income Growth 25% Projected Population Change 2% Market Deposits $320.4 billion Total Branches 1,807 Philadelphia MSA 6 (1) Excludes Beneficial Bank Sources: U.S. Census Bureau, SNL Financial LC • Median household income of $59k versus national median of $51k • Community banks comprise a large portion of total institutions in Philadelphia Metro area (98 of 110) Total Institutions 110 Market Deposits $41.6 billion Average Deposits per Bank $424 million Total Branches 777 Total Institutions 98 Philadelphia MSA Community Banks (1)

OUR MARKET – GREATER PHILADELPHIA AREA • We operate in a dynamic medium between regional and super regional competitors, and local community banks • Large enough to compete with the largest financial institutions • There are 110 banking institutions in the Philadelphia Metro Area including Beneficial • 81 of these institutions have less than 10 branch locations • Only 10 of these institutions including Beneficial have more than 50 7 branch locations • Beneficial is positioned to take advantage of marketplace consolidation • Enough capital to either enhance existing branch footprint or strategically grow in other key Philadelphia/Southern New Jersey markets • Also targeting fee based businesses such as specialty finance, wealth management and insurance

PRESENTATION TOPICS • OUR MARKET • CURRENT FOCUS • 2013 FINANCIAL HIGHLIGHTS 8 • OTHER MATTERS

CURRENT FOCUS – COMMERICAL LENDING • New Commercial Lending Organizational Structure in place • Created separate Commercial Real Estate and C&I teams, as well as a new Business Development group • Recruiting/building Commercial Real Estate, C&I, and Small Business lending teams (goal of adding 12-15 new lenders) • Targeting in-market relationship building and maximizing 9 opportunities from existing relationships

AREAS OF FOCUS • Educate our customers to do the right thing financially • Investing and expanding lending teams to organically grow loans • Improving balance sheet mix • Loan and deposit pricing • Focused on operating efficiency and cost structure Improve profitability • Continue to reduce non-performing asset levels • Reduce classified loan and REO expense Asset quality •Maintain strong reserves to total loans and non-performing loans • Employ prudent underwriting standards for new originations •Maintain strong capital levels to allow strategic flexibility • Invest into profitable businesses • Share repurchases • Second step conversion •Acquisitions Capital Management 10

AREAS OF FOCUS (CONTINUED) • Invest in and leverage IT platform to improve efficiency, control, and scalability • Enhance our risk management and compliance functions to respond to changing regulations •Optimizing mobile banking • Enhancing online channels Operations/ Technology • Continue marketing campaign and brand refresh from 2013 focusing on Beneficial as “YOUR KNOWLEDGE BANK” • Highlight Beneficial’s commitment to financial education • Focus on communicating our core mission to provide customers with the tools, knowledge and guidance to help them do what’s right and make wise financial decisions Brand 11

INVESTING FOR GROWTH Residential Lending Commercial Lending -Hired a new head of small business lending -Investing in new small business platform -Growing small business lending team to partner with retail network to drive growth (goal of adding 5 new lenders) -Dedicated team of mortgage banking lenders (12) -Continue to build team throughout our footprint with the goal of adding 4-5 new lenders to the group by the end of 2014 -Representatives develop relationships in our footprint and support our branch network -$174.2 million of mortgage originations in 2013 -Expanding C&I and CRE teams to organically grow loan portfolio -Recruiting/building Commercial Real Estate & C&I lending teams (goal of adding 7-10 new lenders) -Targeting in-market relationship building and maximizing opportunities from existing relationships 12 Small Business Lending

EDUCATE OUR CUSTOMERS The Beneficial Conversation is Changing How We Do Business in Our Branches • Sell Through Education • Deepen Relationships with Customers The Beneficial Conversation 13 • Capitalize on Cross-Selling Opportunities • Higher Brand Advocacy • Maximize our Customers’ Experience

RETAIL BANKING • Continue to provide superior customer service as recognized by J.D. Power and Associates as # 1 in Retail Banking in the Mid-Atlantic Region and # 2 in the U.S. • Align our products and services to our customers’ needs • Mobile Banking – New BenMobile application launched in 2013 • Bill Pay 14 • Remote Deposit Capture • Devon and Springfield campuses opened in the first quarter of 2013. Lawrence Park and Maple Glen campuses will open in the second quarter of 2014; and Newtown campus should open in early 2015. • Improve pricing and mix of deposits

PRESENTATION TOPICS • OUR MARKET • CURRENT FOCUS • 2013 FINANCIAL HIGHLIGHTS 15 • OTHER MATTERS

2013 HIGHLIGHTS • Despite a difficult operating environment, earnings per share for the year ended December 31, 2013 of $0.17 was relatively consistent to the $0.18 per diluted share, for the year ended December 31, 2012. • Reduced non-performing loans, excluding government guaranteed student loans, by $16.6 million, or 24.3%, to $51.8 million, as compared to December 31, 2012 • Net charge-offs decreased by 38.9% to $15 million, as compared to the year ended 16 December 31, 2012 • As a result of the improvement in our asset quality metrics, the provision for loan losses was reduced by $15.0 million for the year ended December 31, 2013, compared to the prior year • Introduced the New BenMobile application, bringing online features including balance transfers and remote deposit capture to our Mobile Banking customers

2013 HIGHLIGHTS (CONTINUED) • Reduced our cost of funds on interest-bearing deposits by 0.14% to 0.51%, as compared to the year ended December 31, 2012 • Maintained a strong balance sheet with an allowance for loan losses coverage ratio of 2.38%; and a reserve to non-performing loan ratio, excluding government guaranteed student loans, of 107.50% 17 • Approved a new stock repurchase program for 4 million shares, or 12% of the Company’s publicly held common stock, and repurchased 2,166,871 shares during 2013 or approximately 6.5% of the outstanding minority shares under the plans • Maintained strong capital levels with tangible capital to tangible assets of 10.89%

STATEMENT OF CONDITION $ in thousands ($ in thousands) 12/31/2013 12/31/2012 $ % Assets: Cash and Cash Equivalents $355,683 $489,908 ($134,225) -27.40% Investment Securities 1,580,426 1,761,073 (180,647) -10.26% Loans 2,341,807 2,447,304 (105,497) -4.31% Allowance for loan losses (55,649) (57,649) 2,000 3.47% Net Loans 2,286,158 2,389,655 (103,497) -4.33% Other Assets 361,146 365,768 (4,622) -1.26% 12/31/13 vs 12/31/12 18 Total Assets $4,583,413 $5,006,404 ($422,991) -8.45% Liabilities: Deposits: Non-interest bearing deposits $291,109 $328,892 ($37,783) -11.49% Interest bearing deposits 3,368,907 3,598,621 (229,714) -6.38% Total Deposits 3,660,016 3,927,513 (267,497) -6.81% Borrowed funds 250,370 250,352 18 0.01% Other liabilities 57,881 194,666 (136,785) -70.27% Total Liabilities $3,968,267 $4,372,531 ($404,264) -9.25% Stockholders' Equity: Total Stockholders' equity 615,146 633,873 (18,727) -2.95% Total Liabilities and Stockholder's Equity $4,583,413 $5,006,404 ($422,991) -8.45% 12/31/13 VS 12/31/12 $ $

CASH AND INVESTMENTS ($ in millions) $490 $325 $273 $384 $356 $100 $200 $300 $400 $500 $600 Cash and Overnight Investments $1,598 $1,724 $1,699 $1,696 $1,619 2.04% 1.89% 1.99% 2.06% 2.16% $500 $1,000 $1,500 $2,000 Investment Portfolio 19 • Cash and overnight investments combined with the investment portfolio represented 42.2% of the balance sheet as of December 31, 2013 • We have excess liquidity that can be deployed for future loan growth which would improve profitability $- $100 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Ending Balance $- Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Average Balance Yield

LOAN PORTFOLIO Total Loans = $2.3 billion ($ in millions) 12/31/2013 12/31/2012 $ Change % Change CRE $622 $745 ($123) -16.51% C&I 379 332 47 14.16% Total Commercial $1,001 $1,077 ($76) -7.06% CRE 27% Consumer 28% 20 • Loan balances have decreased during the year as a result of a number of large commercial loan repayments and decreased loan demand. Focused on building our commercial lending and mortgage banking teams to position Beneficial for future growth. Residential 684 667 17 2.55% Consumer 657 703 (46) -6.54% Total Consumer $1,341 $1,370 ($29) -2.12% Total Loans $2,342 $2,447 ($105) -4.29% C&I 16% Residential 29%

ASSET QUALITY – NON-PERFORMING ASSETS ($ in thousands) $140,429 $154,105 $104,182 $82,036 2.85% 3.35% 2.08% 2 . 6 5% 3 . 1 5% 3 . 6 5% 4 . 1 5% $50,000 $100,000 $150,000 Non-Performing Assets $112,541 $125,682 $80,169 $57,626 2.28% 2.73% 1.60% 1.26% 1 . 5 0% 2 . 0 0% 2 . 5 0% 3 . 0 0% 3 . 5 0% 4 . 0 0% 4 . 5 0% 5 . 0 0% $50,000 $100,000 $150,000 Non-Performing Assets excluding Student Loans 21 • Non-Performing Assets declined $22.1 million or 21.3% compared to December 31, 2012 • Non-Performing Assets include $24.4 million of government guaranteed student loans • Excluding government guaranteed student loans, non-performing assets/total assets declined from 1.60% as of December 31, 2012, to 1.26% 1.79% 1 . 6 5% 2 . 1 5% $- 2010 2011 2012 2013 Non-Performing Assets % of Total Assets 0 . 0 0% 0 . 5 0% 1 . 0 0% $- 2010 2011 2012 2013 Non-Performing Assets (excl. Student loans) % of Total Assets

ASSET QUALITY – ALLL ($ in thousands) $45,366 $54,213 $57,649 $55,649 1.62% 2.10% 2.36% 2.38% 2 . 1 0% 2 . 2 0% 2 . 3 0% 2 . 4 0% 2 . 5 0% $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Allowance for Loan Losses $95,847 $107,907 $68,417 $51,765 47.33% 50.24% 84.26% $20,000 $40,000 $60,000 $80,000 $100,000 Allowance for Loan Losses to Non-Performing Loans 22 • Reserve levels and coverage ratios remain strong $- 2010 2011 2012 2013 Allowance % of Total Portfolio $- 2010 2011 2012 2013 Non-Performing Loans (excl. Student Loans) % of ALLL to NPL (excl. Student Loans)

DEPOSIT COMPOSITION ($ in millions) Total Deposits = $3.7 billion Total Core Deposits = $2.9 billion (80%) Checking 27% MMT 12% Time 20% 12/31/2013 12/31/2012 $ Change % Change Checking $978 $993 ($15) -1.51% Savings 1,127 1,037 90 8.68% Money Market 442 497 (55) -11.07% 23 • Core deposits (excluding municipal deposits) have increased $20 million from December 31, 2012 • Municipal deposits decreased by $229 million or 37.4% from December 31, 2012, as we continue to re-price and run-off higher cost deposits Municipal 10% Savings 31% 12% Total $2,547 $2,527 $20 0.79% Municipal Deposits 383 612 (229) -37.42% Time Deposits 730 789 (59) -7.48% Total Deposits $3,660 $3,928 ($268) -6.82%

COST OF DEPOSITS ($ in millions) $2,770 $2,928 $3,177 $3,303 $3,000 $3,500 Total Deposits (excluding Municipal Deposits) $932 $873 $636 $476 1.02% 0.78% $400 $600 $800 $1,000 $1,200 Municipal Deposits 24 • Cost of deposits has significantly declined • Actively assessing and managing our deposit mix, deposit balance levels and pricing to maximize net interest margin and ROE • Have aggressively re-priced and decreased the municipal deposit portfolio since 2011 $2,770 0.91% 0.77% 0.63% 0.50% 0 . 0 0% $2,500 2010 2011 2012 2013 Average Balance Rate 0.48% 0.27% 0 . 1 5% $- $200 2010 2011 2012 2013 Average Balance Rate

STATEMENT OF OPERATIONS ($ in thousands) 2010 2011 2012 2013 Interest Income 197,514 $ 180,143 $ 170,430 $ 149,376 $ Interest Expense 49,896 38,046 30,973 25,640 Net Interest Income 147,618 142,097 139,457 123,736 Provision for loan loss 70,200 37,500 28,000 13,000 Non-Interest Income 27,220 25,236 27,606 25,125 Non-Interest Expense 128,390 120,710 123,125 120,688 25 • Lack of loan growth and low rate environment has caused net interest income to decrease • However, improvement in asset quality has lowered our required provision for loan losses and offset the decrease in net interest income • Investing in talent, brand and technology to drive growth which may result in lower profitability in the shortterm, but we believe will increase future profitability and value to shareholders Pre-Tax Earnings (23,752) 9,123 15,938 15,173 Tax Provision (Benefit) (14,789) (1,913) 1,759 2,595 Net Income (8,963) $ 11,036 $ 14,179 $ 12,578 $ Diluted EPS (0.12) $ 0.14 $ 0.18 $ 0.17 $

NET INTEREST MARGIN ($ in thousands) $147,618 $142,097 $139,457 $123,736 3.32% 3.22% 3.13% 3 . 3 5% 3 . 5 5% 3 . 7 5% 3 . 9 5% $75,000 $100,000 $125,000 $150,000 26 • Have significantly reduced cost of deposits; however, net interest margin will be under pressure in future periods with the persistent low rate environment, and until we begin to grow our loan portfolio and deploy excess liquidity 2.81% 2 . 7 5% 2 . 9 5% 3 . 1 5% $- $25,000 $50,000 2010 2011 2012 2013 Net Interest Income Net Interest Margin

CAPITAL LEVELS REMAIN STRONG ($ in millions) 10.16% 11.30% 10.30% 10.89% Tangible Common Equity to Tangible Assets - $165 $147 $142 $133 $267 $296 $313 $323 $432 $443 $455 $456 15.69% 18.09% 19.23% 20.57% 0 100 200 300 400 500 600 2010 2011 2012 2013 Tier 1 Risked Based Capital - Well Capitalized Excess Actual Ratio 27 2010 2011 2012 2013 $243 $229 $239 $223 $189 $214 $216 $233 $432 $443 $455 $456 8.89% 9.67% 9.53% 10.22% 7.25% 7.50% 7.75% 8.00% 8.25% 8.50% 8.75% 9.00% 9.25% 9.50% 9.75% 10.00% 10.25% 10.50% 10.75% 11.00% 11.25% 11.50% 0 100 200 300 400 500 600 2010 2011 2012 2013 Tier 1 Leverage - Well Capitalized Excess Actual Ratio $276 $244 $236 $222 $191 $229 $248 $262 $467 $473 $484 $484 16.95% 19.35% 20.50% 21.83% 0 100 200 300 400 500 600 2010 2011 2012 2013 Total Risk Based Capital Ratio - Well Capitalized Excess Actual Ratio

BENEFICIAL COMMON SHARE REPURCHASE SUMMARY # of Shares repurchased (000) 12/31/2013 Stock Closing Price - $10.92 Market Capitalization - $880 million 983 2,167 $8.16 $8.64 $9.84 1,000 1,500 2,000 2,500 MHC & Insider Ownership Public Holders* 40.6% 28 *25.6 Institutional 15.0% Retail 107 500 2011 2012 2013 # of Shares Average Price • New plan was approved in October 2013 to repurchase up to 4 million additional shares • 2,166,871 shares purchased during 2013 under the plans • Approximately 3.2 million shares remaining to be repurchased under the Plan as of December 31, 2013 59.4%

PRESENTATION TOPICS • OUR MARKET • CURRENT FOCUS • 2013 FINANCIAL HIGHLIGHTS 29 • OTHER MATTERS

OTHER MATTERS • In 2013, Beneficial was notified by the U.S. Department of Justice (the “DOJ”) that it had initiated an investigation of the Bank under the Equal Credit Opportunity Act and the Fair Housing Act • The investigation resulted from a referral by the Federal Deposit Insurance Corporation (FDIC) and focuses on the Bank’s origination of home equity and mortgage loans • In late January 2014, we received correspondence from the DOJ indicating that the DOJ had completed its review and determined that the matter did not require 30 enforcement action by the DOJ and was being referred back to the FDIC • We are not able to determine whether further action will be taken at this point with respect to the ultimate resolution of this matter with the FDIC Staff • Until this matter is resolved, it is unlikely that we will be filing any regulatory applications related to strategic expansion or regarding a second step

31